Exhibit 99.2

Full Year Fiscal 2026 Earnings Results Year Ended March 31, 2026 June 25, 2026 NASDAQ: VTIX Presenters: Jan Goetgeluk, CEO | Thomas McGinnis, CFO

Disclaimer & Forward-Looking Statements This presentation may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These statements reflect management's current views with respect to future events based on information currently available and are subject to risks and uncertainties that could cause the Company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements, as they contain hypothetical illustrations of mathematical principles, are meant for illustrative purposes, and do not represent guarantees of future results, levels of activity, performance, or achievements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Forward-looking statements in this presentation include, without limitation, statements regarding the Company's plans to pursue strategic acquisitions, the potential benefits and synergies of any such acquisition, the potential impact on revenues or shareholder value, and the Company's position in the defense training market. Such statements are subject to risks including the Company's ability to identify, negotiate, and complete acquisitions on favorable terms or at all; to integrate any acquired business; risks related to government contracting, including contract cancellations, modifications, or funding changes; market conditions; and other factors discussed in the "Risk Factors" section of the Company's filings with the SEC. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. We assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. This presentation does not constitute an offer to sell or a solicitation to purchase any securities. Any decision to purchase the Company's securities should be made solely on the basis of the information contained in the Company's public filings. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 2

Agenda CORPORATE OVERVIEW KEY HIGHLIGHTS STRATEGIC MILESTONES FINANCIAL RESULTS PRIORITIES & OUTLOOK On the Call Today: Jan Goetgeluk Founder, CEO & Chairman Virtuix Holdings Inc. Thomas McGinnis Chief Financial Officer Virtuix Holdings Inc. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 3

Corporate Overview A Leader in AI-Driven, Full-Body XR for Gaming, Enterprise, and Defense NASDAQ Listed (VTIX): Began trading January 27, 2026, and rang the Nasdaq opening bell on March 6, validating a decade of full-body XR innovation. Omni One: Flagship Product: Omni-directional treadmill enabling natural 360° full-body movement inside games and simulations. 5 Products and 25 Patents: Omni One, Omni One for Quest, & Omni One Core (consumer), Omni One Enterprise, and Virtual Terrain Walk (VTW) defense system; 26th U.S. patent allowed. Manufacturing at Scale: Facility ready for up to 3,000 units/month — $100M+ annual revenue potential at full utilization. Multi-Use Revenue Strategy: High-volume consumer gaming + high- value defense & enterprise training, with recurring revenues from software. AI-Driven Gaussian Splatting: Transforms 360° footage into photorealistic, walkable 3D worlds in hours, powering VTW defense training. We are hardware experts and have a track record of success Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 4

Key Highlights FINANCIAL PERFORMANCE +18% Revenue Growth FY 2026 to $4.3M 25% Gross Margin vs. (6%) prior year −19% OpEx Reduction FY 2026 $11.4M vs. FY 2025 $14.0M $9.5M Cash & Equivalents vs. $0.5M prior year STRATEGIC MILESTONES NASDAQ Listed VTIX | Jan 27, 2026 Omni One for Quest Made for Meta Global Launch EU, UK & Canada Air Force SBIR AFWERX | VTW USMC / TECOM Lead Integrator Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 5

Omni One for Quest Bringing Full-Body VR to the Meta Quest Ecosystem 20M+ Quest Headsets Expands Omni One's addressable market to an estimated 6 million active Quest users. Made for Meta Certified Joins Meta's certified partner ecosystem and is featured in the Meta Store. Natural Full-Body Movement Walk, run, crouch, strafe, and jump in 360°. Plug-and- play with a growing library of compatible Quest games. "Peloton for Gamers" Up to 700 calories/hour, a 4.8 ★average rating, and a 2025 Auggie Award winner. Priced at $2,595 or $90/m. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 6

International Expansion & New Partnerships Broadening Global Reach Across Consumer and Enterprise Markets European Market Launch Omni One for Quest and Core now available across Germany, the UK, France, and additional EU storefronts. Now Available in Canada Expanded North American availability through Virtuix's online store — the latest step in the global rollout. Rutgers University — WINLAB Deployed Omni One for R&D in AI-assisted neurodivergent therapy and immersive behavioral analytics, including autism therapy for children. Florida Gulf Coast University Evaluating Omni One within the Marieb College for physical and occupational therapy, neuro-rehabilitation, fall prevention, and clinical simulation. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 7

Expanding Defense Momentum Active Programs Across All Four U.S. Military Branches U.S. Air Force AFWERX SBIR Phase I award for VTW; sales to the USAF Academy and Yokota Air Force Base. U.S. Marine Corps Selected as lead integrator (via KBR) for a TECOM multi- user virtual infantry training system; four Omni One treadmills, Q4 2026 delivery. U.S. Army Omni One sold to the U.S. Military Academy at West Point. U.S. Navy Signed a Cooperative R&D Agreement (CRADA) with the Naval Postgraduate School. Pursuing Strategic Acquisitions. Formed a special committee evaluating defense training & simulation acquisitions — targeting government contract vehicles and recurring defense revenue in the $10M–$50M range. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 8

Virtual Terrain Walk + AI 3D Reconstruction High-Value Defense Contracts with Recurring Software Revenue Demonstrated VTW and the FARP trainer at TSIS 2026 and the VRARA's 4th Annual Immersive Technology Summit. AI Gaussian Splatting Transforms 360° footage into photorealistic, walkable 3D terrain, cutting build time from weeks to hours. Immersive Mission Planning Walk geo-specific terrain in 360° for reconnaissance, decision-support, and leader rehearsals. 12+ Distributed Stations Supports multi-user planning across geographically distributed sites, eliminating assembly risk. Recurring Software Revenue High-margin software licensing and customized simulation development. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 9

Financial Results — Revenue, Gross Profit & Gross Margin Fiscal Year Ended March 31, 2026 vs. Prior Year Net Sales ($000s) $3,590 FY2025 $4,253 FY2026 Gross Margin (6%) FY2025 25% FY2026 Net sales grew 18% YoY — driven by strong Omni One demand and a robust 2025 holiday season. Gross margin turned positive — reflecting a higher ASP, lower per-unit overhead, and completion of discounted crowdfunding units. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 Gross Profit ($000s) ($227) FY2025 $1,047 FY2026 Gross profit improved $1.3M YoY — to $1.0M, up from a $(0.2)M gross loss a year ago. 10

Operating Expenses & Operating Loss Fiscal Year Ended March 31, 2026 vs. Prior Year Total Operating Expenses ($000s) $13,959 FY2025 $11,366 FY2026 Loss from Operations ($000s) ($14,187) FY2025 ($10,319) FY2026 G&A ▼$2.2M R&D ▼$1.3M Selling ▲$0.9M Net Loss: FY'26 ($16.8M) vs. FY'25 ($14.6M). Operating performance improved materially; the year-over-year increase in Net Loss reflects ~$6.4M of largely non-cash, non-operating costs, including interest, debt-discount amortization, and a one-time warrant modification tied to capital raised during the year. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 11

Balance Sheet Summary March 31, 2026 vs. March 31, 2025 ($ in 000's) Mar 31, 2026 Mar 31, 2025 Change / Comments Cash & Equivalents $9,471 $478 + $8,993 Total Assets $14,761 $5,775 + $8,986 Total Liabilities $11,713 $6,569 + $5,144 Notes Payable (current + LT) $8,516 $2,590 Current + long-term notes payable; primarily convertible notes that convert to equity Stockholders' Equity (Deficit) $3,048 ($794) + $3,842 Accumulated Deficit ($79,292) ($62,493) - $16,799 Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 12

L O O K I N G A H E A D Priorities & Outlook Scale Consumer Revenue Grow Omni One sales primarily via the Omni One for Quest rollout — 20M+ headsets, ~6M active users — while expanding internationally. Grow Defense Pipeline Advance adoption across all four branches and pursue Phase II/III opportunities and high-value contracts with recurring software revenue. Complete Defense M&A Complete acquisitions in defense training & simulation, targeting government contract vehicles and recurring defense revenue of $10M–$50M. Advance Enterprise & AI Expand Omni One Enterprise into the medical vertical and AI applications, building on recent university collaborations. Improve Gross Margins Target 40%+ consumer and 70%+ enterprise gross margins through volume pricing leverage and cost optimization. Drive Toward Profitability Continue to grow revenue and operating discipline, and supplement with high-value defense and enterprise contracts to drive toward profitability. Virtuix Holdings Inc. (NASDAQ: VTIX) | Full Year Fiscal 2026 Earnings Presentation | June 25, 2026 13

THANK YOU QUESTIONS & ANSWERS NASDAQ: VTIX Investor Relations Chris Tyson Executive Vice President, MZ Group 949-491-8235 VTIX@mzgroup.us Company Contact: Lauren Premo | press@virtuix.com | invest.virtuix.com 14